Income Taxes	3 Months Ended	12 Months Ended
	Jul. 25, 2014	Apr. 25, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 14 – Income Taxes

Medtronic’s effective tax rates for the three months ended July 25, 2014 and July 26, 2013 were 19.6 percent and 17.3 percent, respectively. The increase in Medtronic’s effective tax rate for the three months ended July 25, 2014 was primarily due to the tax impact of special charges, restructuring charges, net, acquisition-related items, and the expiration of the U.S. federal research and development tax credit on December 31, 2013, partially offset by the benefit from year-over-year changes in operational results by jurisdiction.

During the three months ended July 25, 2014, Medtronic’s gross unrecognized tax benefits increased from $1.172 billion to $1.234 billion. In addition, Medtronic has accrued gross interest and penalties of $157 million as of July 25, 2014. If all of Medtronic’s unrecognized tax benefits were recognized, approximately $1.138 billion would impact Medtronic’s effective tax rate. Medtronic has recorded the gross unrecognized tax benefits as a long-termliability, as it does not expect significant payments to occur or the total amount of unrecognized tax benefits to change significantly over the next 12 months.

Medtronic will continue to recognize interest and penalties related to income tax matters in the provision for income taxes in the condensed consolidated statements of earnings and record the liability in current or long-term accrued income taxes in the condensed consolidated balance sheets, as appropriate.

As of July 25, 2014, there were no changes to significant unresolved matters with the U.S. Internal Revenue Service or foreign tax authorities from what Medtronic disclosed elsewhere in this joint proxy statement/prospectus.

13. Income Taxes

The provision for income taxes is based on earnings before income taxes reported for financial statement purposes. The components of earnings from continuing operations before income taxes, based on tax jurisdiction, are as follows:

	Fiscal Year
(in millions)	2014	2013	2012
U.S.	$1,690	$1,806	$1,620
International	2,015	2,445	2,525

Earnings from continuing operations before income taxes	$3,705	$4,251	$4,145

The provision for income taxes from continuing operations consists of the following:

	Fiscal Year
(in millions)	2014	2013	2012
Current tax expense:
U.S.	$532	$509	$664
International	248	219	231

Total current tax expense	780	728	895
Deferred tax expense (benefit):
U.S.	(175)	46	(138)
International	35	10	(27)

Net deferred tax expense (benefit)	(140)	56	(165)

Total provision for income taxes	$640	$784	$730

Deferred taxes arise because of the different treatment of transactions for financial statement accounting and income tax accounting, known as “temporary differences.” The Company records the tax effect of these temporary differences as “deferred tax assets” and “deferred tax liabilities.” Deferred tax assets generally represent items that can be used as a tax deduction or credit in a tax return in future years for which the Company has already recorded the tax benefit in the consolidated statements of earnings. The Company establishes valuation allowances for deferred tax assets when the amount of expected future taxable income is not likely to support the use of the deduction or credit. The Company has established valuation allowances for federal, state, and foreign net operating losses, credit carryforwards, capital loss carryforwards, and deferred tax assets which are capital in nature of $397 million and $313 million at April 25, 2014 and April 26, 2013, respectively. These carryover attributes expire at various points in time, from within a year to no expiration date. These valuation allowances would result in a reduction to the provision for income taxes in the consolidated statements of earnings, if they are ultimately not required. Deferred tax liabilities generally represent tax expense recognized in the consolidated financial statements for which payment has been deferred or expense has already been taken as a deduction on the Company’s tax return but has not yet been recognized as an expense in the consolidated statements of earnings. Tax assets (liabilities), shown before jurisdictional netting of deferred tax assets (liabilities), are comprised of the following:

(in millions)	April 25, 2014	April 26, 2013
Deferred tax assets:
Net operating loss, capital loss, and credit carryforwards	$487	$423
Other accrued liabilities	205	140
Accrued compensation	201	98
Pension and post-retirement benefits	194	239
Stock-based compensation	171	223
Other	142	200
Inventory	118	121
Federal and state benefit on uncertain tax positions	79	57
Unrealized loss on available-for-sale securities and derivative financial instruments	29	—

Gross deferred tax assets	1,626	1,501
Valuation allowance	(397)	(313)

Total deferred tax assets	1,229	1,188
Deferred tax liabilities:
Intangible assets	(652)	(712)
Basis impairment	(225)	(214)
Realized loss on derivative financial instruments	(110)	(110)
Other	(24)	(29)
Accumulated depreciation	(20)	(56)
Unrealized gain on available-for-sale securities and derivative financial instruments	—	(87)

Total deferred tax liabilities	(1,031)	(1,208)
Prepaid income taxes	320	321
Income tax receivables	113	114

Tax assets, net	$631	$415

Reported as (after valuation allowance and jurisdictional netting):
Tax assets	$736	$539
Long-term tax assets	300	232
Deferred tax liabilities	(19)	(16)
Long-term deferred tax liabilities	(386)	(340)

Tax assets, net	$631	$415

The Company’s effective income tax rate from continuing operations varied from the U.S. federal statutory tax rate as follows:

	Fiscal Year
	2014	2013	2012
U.S. federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state taxes, net of federal tax benefit	0.6	0.5	0.9
Research and development credit	(0.5)	(1.1)	(0.6)
Domestic production activities	(0.4)	(0.3)	(0.5)
International	(17.7)	(16.7)	(16.9)
Puerto Rico Excise Tax	(1.6)	(1.3)	(1.4)
Impact of restructuring charges, net, certain litigation charges, net, and acquisition-related items	5.6	2.0	0.3
Reversal of excess tax accruals	(1.9)	—	(0.8)
Valuation allowance release	—	(0.2)	(0.8)
Other, net	(1.8)	0.5	2.4

Effective tax rate	17.3%	18.4%	17.6%

In fiscal year 2014, the Company recorded a $71 million net tax benefit associated with the reversal of excess tax accruals. This net tax benefit included $63 million related to the settlement of certain issues reached with the U.S. Internal Revenue Service (IRS) involving the review of the Company’s fiscal years 2009 through 2011 domestic income tax returns and the remaining amount related to the resolution of various state and foreign audit proceedings covering multiple years and issues. The $71 million net tax benefit was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2014.

In fiscal year 2012, the Company entered into a sale-leaseback agreement that was recorded as a capital lease and as a result of the transaction, the Company recorded a $33 million tax benefit associated with the release of a valuation allowance associated with the usage of a capital loss carryover. The $33 million tax benefit was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2012.

The Company has not provided U.S. income taxes on approximately $20.529 billion, $18.123 billion, and $16.033 billion of undistributed earnings, net, from non-U.S. subsidiaries as of April 25, 2014, April 26, 2013, and April 27, 2012, respectively. These earnings are indefinitely reinvested outside the U.S. and are available for use by the Company’s non-U.S. operations. The Company continues to be focused on goals to grow its business through increased globalization of the Company. Determination of the amount of unrecognized deferred tax liability on these undistributed earnings is not practicable.

Currently, the Company’s operations in Puerto Rico, Switzerland, and Singapore have various tax incentive grants. The tax reductions as compared to the local statutory rate favorably impacted earnings per diluted share by $0.42 in fiscal year 2014, $0.42 in fiscal year 2013, and $0.43 in fiscal year 2012. Unless these grants are extended, they will expire between fiscal years 2015 and 2027. The Company’s historical practice has been to renew, extend, or obtain new tax incentive grants upon expiration of existing tax incentive grants. If the Company is not able to renew, extend, or obtain new tax incentive grants, the expiration of existing tax incentive grants could have a material impact on the Company’s financial results in future periods. The expiration of a tax incentive grant in fiscal year 2015 is not expected to have a material impact on the provision for income taxes in the consolidated statements of earnings in future years.

The Company had $1.172 billion, $1.068 billion, and $917 million of gross unrecognized tax benefits as of April 25, 2014, April 26, 2013, and April 27, 2012, respectively. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal years 2014, 2013, and 2012 is as follows:

	Fiscal Year
(in millions)	2014	2013	2012
Gross unrecognized tax benefits at beginning of fiscal year	$1,068	$917	$769
Gross increases:
Prior year tax positions	64	12	47
Current year tax positions	166	169	171
Gross decreases:
Prior year tax positions	(58)	(21)	(53)
Settlements	(66)	(6)	(4)
Statute of limitation lapses	(2)	(3)	(13)

Gross unrecognized tax benefits at end of fiscal year	$1,172	$1,068	$917

If all of the Company’s unrecognized tax benefits as of April 25, 2014, April 26, 2013, and April 27, 2012 were recognized, $1.104 billion, $1.028 billion, and $858 million would impact the Company’s effective tax rate, respectively. Although the Company believes that it has adequately provided for liabilities resulting from tax assessments by taxing authorities, positions taken by these tax authorities could have a material impact on the Company’s effective tax rate in future periods. The Company has recorded the gross unrecognized tax benefits as a long-term liability, as it does not expect significant payments to occur or the total amount of unrecognized tax benefits to change significantly over the next 12 months.

The Company recognizes interest and penalties related to income tax matters in the provision for income taxes in the consolidated statements of earnings and records the liability in the current or long-term accrued income taxes in the consolidated balance sheets, as appropriate. The Company had $141 million, $88 million, and $120 million of accrued gross interest and penalties as of April 25, 2014, April 26, 2013, and April 27, 2012, respectively. During the fiscal years ended April 25, 2014, April 26, 2013, and April 27, 2012, the Company recognized gross interest expense of approximately $36 million, $33 million, and $32 million in the provision for income taxes in the consolidated statements of earnings, respectively.

Tax audits associated with the allocation of income, and other complex issues, may require an extended period of time to resolve and may result in income tax adjustments if changes to the Company’s allocation are required between jurisdictions with different tax rates. Tax authorities periodically review the Company’s tax returns and propose adjustments to the Company’s tax filings. The IRS has settled its audits with the Company for all years through fiscal year 2004. Tax years settled with the IRS may remain open for foreign tax audits and competent authority proceedings. Competent authority proceedings are a means to resolve intercompany pricing disagreements between countries. The major foreign jurisdictions where the Company conducts business have generally concluded all material tax matters through fiscal year 2004. In addition, substantially all material state and local tax matters have been concluded through fiscal year 2004.

In March 2009, the IRS issued its audit report for fiscal years 2005 and 2006. The Company reached agreement with the IRS on some, but not all matters related to these fiscal years. On December 23, 2010, the IRS issued a statutory notice of deficiency with respect to the remaining issues. The Company filed a Petition with the U.S. Tax Court on March 21, 2011 objecting to the deficiency. During October and November 2012, the Company reached resolution with the IRS on various matters, including the deductibility of a settlement payment. The remaining unresolved issues relate to the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary operating in Puerto Rico, which is one of the Company’s key manufacturing sites.

In October 2011, the IRS issued its audit report for fiscal years 2007 and 2008. The Company reached agreement with the IRS on some but not all matters related to these fiscal years. The significant issues that remain unresolved relate to the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary operating in Puerto Rico, and proposed adjustments associated with the tax effects of the Company’s acquisition of Kyphon Inc. (Kyphon). Associated with the Kyphon acquisition, Medtronic entered into an intercompany transaction whereby the Kyphon U.S. tangible assets were sold to another wholly-owned Medtronic subsidiary in a taxable transaction. The IRS has disagreed with the Company’s valuation of these assets and proposed that all U.S. goodwill, the value of the ongoing business, and the value of the workforce in place related to the Kyphon acquisition be included in the tangible asset sale. The Company disagrees that these items were sold, as well as with the IRS valuation of these items. The IRS continues to evaluate the overall transaction that Medtronic entered into and because a foreign subsidiary acquired part of Kyphon directly from the Kyphon shareholders, the IRS has argued that a deemed taxable event occurred. The Company disagrees with the IRS and is currently attempting to resolve these matters at the IRS Appellate level and will proceed through litigation, if necessary.

In April 2014, the IRS issued its audit report for fiscal years 2009, 2010, and 2011. The Company reached agreement with the IRS on some but not all matters related to these fiscal years. The significant issues that remain unresolved relate to the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary operating in Puerto Rico, and proposed adjustments associated with the tax effects of its acquisition structures for Ardian, CoreValve, Inc., and Ablation Frontiers, Inc. The IRS’s positions are similar to those presented in the Kyphon proposed adjustments. The Company disagrees with the IRS and will attempt to resolve these matters at the IRS Appellate level, however, it will proceed through litigation, if necessary.

The Company’s reserves for uncertain tax positions relate to unresolved matters with the IRS and other taxing authorities. These reserves are subject to a high degree of estimation and management judgment. Resolution of these significant unresolved matters, or positions taken by the IRS or foreign tax authorities during future tax audits, could have a material impact on the Company’s financial results in future periods. The Company continues to believe that its reserves for uncertain tax positions are appropriate and that it has meritorious defenses for its tax filings and will vigorously defend them during the audit process, appellate process, and through litigation in courts, as necessary.